Bank loans (Tables)	12 Months Ended
Dec. 31, 2025
Bank loans
Schedule of bank loans

	As of December 31,
	2024	2025
	RMB’000	RMB’000
Non-current
–Long-term bank loan (Note (i))	50,040	—
Current
–Short-term bank loans (Note (ii))	30,019	324,263
	80,059	324,263

Notes:

(i)	In September 2024, a commercial bank in the PRC provided the Group with a two-year long-term bank loan of RMB50.0 million bearing an interest rate of 2.9% per annum. In 2025, the Group repaid the long-term loan in advance.
(ii)	In 2024 and 2025, cetrtain commercial banks in the PRC provided the Group with certain one-year short-term loans with total principal amount of RMB30.0 million and RMB332.4 million, respectively, bearing interest rates varying from 2.1% to 2.3% per annum. All the short-term loans borrowed in 2024 were repaid upon maturity in 2025. As of December 31, 2025, certain patents held by the Group were pledged for certain bank loans with total principal amount of RMB120 million.